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                                                                    EXHIBIT 10.5

                             INTERCREDITOR AGREEMENT

      THIS INTERCREDITOR AGREEMENT dated as of June 29, 2004 (this "Agreement") is made by and among WELLS FARGO FOOTHILL, INC., a California corporation (together with it successors and assigns, the "Lender") under and pursuant to the Loan Agreement (as hereinafter defined), LASALLE BANK NATIONAL ASSOCIATION ("LaSalle"), solely in its capacity as Collateral Agent (together with its successors and assigns, Collateral Agent") under the Noteholder Documents (as hereinafter defined), VISKASE COMPANIES, INC., a Delaware corporation (the "Borrower") and those subsidiaries of the Borrower hereafter party hereto (the "Subsidiaries", and together with the Borrower, each, individually, a "Credit Party", and collectively, the "Credit Parties").

                                    RECITALS

      A. The Borrower and LaSalle, as Collateral Agent and as trustee (in such capacity, the "Trustee"), have entered into an Indenture, dated as of June 29, 2004 (as amended, restated, supplemented or otherwise modified from time to time the "Indenture"), pursuant to which the Borrower has issued 90,000 Units (and, together with any additional units that may be issued from time to time thereunder or exchanged therefor or for such additional units, the "Units"), each of which consists of an 11-1/2% Senior Secured Note due 2011 in a principal amount of $1,000 (and, together with any additional notes that may be issued by the Borrower from time to time thereunder or exchanged therefor or for such additional notes, the "Notes") and a warrant to purchase 8.947 shares of common stock of the Borrower, at an exercise price of $0.01 per share, subject to adjustment.

      B. Certain Subsidiaries of the Borrower are required under the Indenture to become a party to the Indenture and deliver a Guarantee (as defined in the Indenture) to guarantee the payment of the Notes and the other Obligations of the Borrower thereunder and the other Indenture Documents (as defined in the Indenture) to which the Borrower is a party.

      C. The Borrower is a party to one or more Collateral Agreements (as defined in the Indenture) to secure its Obligations under the Indenture, the Notes and the other Indenture Documents to which they are a party pursuant to the terms thereof and such Subsidiaries are required to become a party to one or more Collateral Agreements to secure their Obligations under the Indenture, such Guarantee and the other Indenture Documents (such documents, together with all other security agreements, pledge agreements, collateral access agreements, control agreements, intellectual property security agreements, mortgages and leasehold mortgages (as amended, restated, supplemented or otherwise modified, the "Indenture Security Documents", and together with the Indenture, the Notes and the Guarantees, the "Noteholder Documents")) to which they are a party pursuant to the terms thereof.

      D. The Borrower and the Lender have entered into a Loan and Security Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise

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modified from time to time, the "Loan Agreement"); and the Borrower and the
Lender have entered into those certain pledge agreements, cash management agreements, control agreements, intellectual property security agreements, collateral access agreements, intercompany subordination agreements, leasehold mortgages and mortgages (as amended, restated, supplemented or otherwise modified from time to time, the "Security Documents", and together with the Loan Agreement, the "Loan Documents") pursuant to which the Lender has agreed, upon the terms and conditions stated therein, to make revolving loans and advances to and to issue letters of credit for the account of the Borrower up to the principal amount of Twenty Million Dollars ($20,000,000), together with the fees, interest, expenses and other obligations due under the Loan Agreement. The repayment of the Obligations (as that term is defined in the Loan Agreement) is secured by security interests in and liens on the Collateral (as defined below) pursuant to the Loan Documents.

      E. The Lender and the Collateral Agent, for and on behalf of itself, the Trustee and the Noteholders (as defined below) desire to enter into this Agreement concerning the respective rights of the Lender and the Collateral Agent with respect to the priority of their respective security interests in and liens on the Collateral.

      NOW, THEREFORE, the parties hereto, in consideration of the foregoing, and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, hereby agree (intending to be legally bound hereby) as follows:

                                    ARTICLE I

                                   DEFINITIONS

      Section 1.01 Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:

            "Accounts" means "accounts" (as defined in the Commercial Code) now or hereafter owned by the Credit Parties.

            "Advances" means the principal amount outstanding from time to time of all revolving loans made under any Loan Agreement.

            "Affiliate" means, as applied to any Person, any other Person who, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" means the possession, directly or indirectly through one or more intermediaries, of the power to direct the management and policies of a Person, whether through the ownership of Capital Stock, by contract, or otherwise; provided, however, that (a) any Person which owns directly or indirectly 10% or more of the Capital Stock having ordinary voting power for the election of directors or other members of the governing body of a Person or 10% or more of the partnership or other ownership interests of a Person (other than as a limited partner of such Person) shall be deemed an Affiliate of such Person, (b) each director (or comparable manager) of a Person shall be deemed to be an Affiliate of such

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Person, and (c) each partnership or joint venture in which a Person is a partner or joint venturer shall be deemed an Affiliate of such Person.

            "Agreement" has the meaning given in the Preamble.

            "Asset Sale" has the meaning given in the Indenture.

            "Bankruptcy Code" means title 11 of the United States Code, as in effect from time to time.

            "Borrower" has the meaning given in the Preamble.

            "Capital Lease" means a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP.

            "Capital Stock" means (a) in the case of a corporation, corporate stock, (b) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, (c) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited), and (d) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of property of, the issuing Person.

            "Cash Collateral" means any Collateral consisting of cash or cash equivalents, any security entitlement (as defined in the Commercial Code) and any financial assets (as defined in the Commercial Code).

            "Collateral" means all of each Credit Party's right, title and interest in, to, and under all real and personal property and assets of the Credit Parties that is subject to a Lien in favor of (i) the Lender pursuant to the Loan Documents or (ii) the Collateral Agent pursuant to the Indenture Security Documents.

            "Collateral Agent" has the meaning given in the Preamble.

            "Collateral Agent First Priority Collateral" means the Liens in favor of the Collateral Agent on Collateral consisting of the (i) Real Property,
(ii) Fixtures, (iii) Equipment and (iv) Proceeds of the foregoing.

            "Collateral Agent Standstill Notice" means a written notice from or on behalf of the Collateral Agent to the Lender stating that an Indenture Event of Default has occurred and is continuing and stating that such written notice is a "Collateral Agent Standstill Notice".

            "Collateral Agent Standstill Period" has the meaning set forth in
Section 2.04(a).

            "Commercial Code" means the Uniform Commercial Code, as in effect in the State of Illinois from time to time.

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            "Control Collateral" means any Collateral consisting of a
certificated security (as defined in the Commercial Code), investment property (as defined in the Commercial Code), a deposit account (as defined in the Commercial Code) and any other Collateral as to which a Lien may be perfected through possession or control by the secured party.

            "Credit Parties" has the meaning given in the Preamble.

            "Discharge of the Indenture Secured Obligations" means payment in full in cash of the Indenture Secured Obligations (other than Indenture Secured Obligations consisting of contingent indemnification obligations under the Noteholder Documents) in compliance with the terms of the Indenture.

            "Discharge of the Loan Agreement Secured Obligations" means payment in full in cash of the Loan Agreement Secured Obligations (other than Loan Agreement Secured Obligations consisting of contingent indemnification obligations under the Loan Documents) up to (but not in excess of) the Maximum Lender Priority Debt Amount including, with respect to amounts available to be drawn under outstanding letters of credit issued thereunder (or indemnities issued pursuant thereto in respect of outstanding letters of credit), delivery of cash collateral in an amount not exceeding 105% of the undrawn aggregate amount of all such outstanding letters of credit or backstop letters of credit in respect thereof in compliance with the terms of the Loan Agreement, in each case, after or concurrently with termination of all commitments to extend credit thereunder.

            "Equipment" means "equipment" (as defined in the Commercial Code) now or hereafter owned by the Credit Parties.

            "Fixtures" means "fixtures" (as defined in the Commercial Code) now or hereafter owned by the Credit Parties.

            "GAAP" means generally accepted accounting principles as in effect from time to time.

            "Governmental Authority" means any nation, sovereign or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including any central bank.

            "Hedge Agreement" means any and all agreements or documents now existing or hereafter entered into by any Credit Party that provide for an interest rate, credit, commodity or equity swap, cap, floor, collar, forward foreign exchange transaction, currency swap, cross currency rate swap, currency option, or any combination of, or option with respect to, these or similar transactions, for the purpose of hedging any Credit Party's exposure to fluctuations in interest or exchange rates, loan, credit exchange, security or currency valuations or commodity prices.

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            "Indebtedness" means, without duplication, (a) all obligations for borrowed money, (b) all obligations evidenced by bonds, debentures, notes, or other similar instruments and all reimbursement or other obligations in respect of letters of credit, bankers acceptances, interest rate swaps, or other financial products, (c) all obligations as a lessee under Capital Leases, (d) all obligations or liabilities of others secured by a Lien on any asset of a Person or its subsidiaries, irrespective of whether such obligation or liability is assumed, (e) all obligations to pay the deferred purchase price of assets (other than trade payables incurred in the ordinary course of business and repayable in accordance with customary trade practices), (f) all obligations owing under Hedge Agreements, and (g) any obligation guaranteeing or intended to guarantee (whether directly or indirectly guaranteed, endorsed, co-made, discounted, or sold with recourse) any obligation of any other Person that constitutes Indebtedness under any of clauses (a) through (f) above.

            "Indenture" has the meaning given in the Recitals.

            "Indenture Event of Default" means an "event of default" under the Indenture.

            "Indenture Secured Obligations" means all Obligations and other liabilities (contingent or otherwise) arising under or with respect to the Noteholder Documents or any of them, including any and all amounts payable under or in respect of the Noteholder Documents, as amended, restated, modified, renewed, refunded, replaced, or refinanced in whole or in part from time to time, in accordance with this Agreement including principal, premium, interest accrued or accruing (or which would absent the commencement of an Insolvency or Liquidation Proceeding accrue), fees, attorneys' fees, costs, charges, expenses, indemnities, guarantees, and all other amounts payable thereunder or in respect thereof (including, in each case, all amounts accruing on or after the commencement of any Insolvency or Liquidation Proceeding relating to any Credit Party or any other Person irrespective of whether a claim for all or any portion of such amounts is allowable or allowed in any Insolvency or Liquidation Proceeding).

            "Indenture Security Documents" has the meaning given in the Preamble.

            "Insolvency or Liquidation Proceeding" means (a) any voluntary or involuntary case or proceeding under the Bankruptcy Code with respect to any Credit Party, (b) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to any Credit Party or with respect to any of their respective assets, (c) any liquidation, dissolution, reorganization or winding up of any Credit Party whether voluntary or involuntary and whether or not involving insolvency or bankruptcy or (d) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of any Credit Party.

            "Inventory" means "inventory" (as defined in the Commercial Code) now or hereafter owned by the Credit Parties.

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            "Lender" has the meaning given in the Preamble.

            "Lender First Priority Collateral" means the Liens in favor of the Lender on Collateral consisting of the (i) Accounts, (ii) Inventory, (iii) lockboxes, (iv) deposit accounts into which payments therefor are deposited and
(v) Proceeds of the foregoing.

            "Lender Standstill Notice" means a written notice from or on behalf of the Lender to the Collateral Agent stating that a Loan Agreement of Default has occurred and is continuing and stating that such written notice is a "Lender Standstill Notice".

            "Lender Standstill Period" has the meaning set forth in Section 2.04(b).

            "Lien" means any interest in an asset securing an obligation owed to, or a claim by, any Person other than the owner of the asset, irrespective of whether (a) such interest is based on the common law, statute, or contract, (b) such interest is recorded or perfected, and (c) such interest is contingent upon the occurrence of some future event or events or the existence of some future circumstance or circumstances. Without limiting the generality of the foregoing, the term "Lien" includes the lien or security interest arising from a mortgage, deed of trust, encumbrance, pledge, hypothecation, assignment, deposit arrangement, security agreement or other preferential arrangement whatsoever, including, without limitation, any right of setoff, any conditional sale or trust receipt, or from a lease or any financing lease having substantially the same economic effect as any of the foregoing, consignment, or bailment for security purposes and also includes reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases, and other title exceptions and encumbrances affecting Real Property.

            "Lien Priority" means with respect to any Lien of the Lender or the Collateral Agent in the Collateral, the order of priority of such Lien as specified in this Agreement.

            "Loan Agreement" has the meaning given in the Recitals.

            "Loan Agreement Event of Default" means an "event of default" under the Loan Agreement.

            "Loan Agreement Secured Obligations" means all Obligations and all liabilities (contingent or otherwise) under the terms of the Loan Agreement and the other Loan Documents, including any and all amounts payable under the Loan Documents, as amended, restated, modified, renewed, refunded, replaced, or refinanced in whole or in part from time to time in accordance with this Agreement, including principal, premium, interest accrued or accruing (or which would absent the commencement of an Insolvency or Liquidation Proceeding accrue), fees, attorneys' fees, costs, charges, expenses, reimbursement obligations, any obligation to post cash collateral in respect of letters of credit, indemnities, guarantees, and all other amounts payable thereunder (including, in each case, all amounts accruing on or after the commencement of any Insolvency or Liquidation Proceeding relating to any Credit Party or any other Person irrespective of

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whether a claim for all or any portion of such amounts is allowable or allowed in any Insolvency or Liquidation Proceeding).

            "Loan Documents" has the meaning given in the Recitals.

            "Maximum Lender Priority Debt Amount" means, as of any date of determination, (a) (i) the undrawn amount of all letters of credit plus unreimbursed drawings in respect thereof that are Loan Agreement Secured Obligations as of such date, plus (ii) the principal amount of Advances or revolving loans under the Loan Agreement, provided that all amounts described in clauses (i) and (ii) shall not at any time exceed the Maximum RCF Debt Amount (as defined in the Indenture; provided that solely for purposes of this definition, the amount of $20,000,000 set forth in clauses (1)(x) and 2(x)(a) thereof shall be deemed to be $23,000,000), plus (b) any premium, interest, fees, attorneys' fees, costs, charges, expenses, indemnities, and all other amounts payable under the Loan Agreement or other Loan Documents or in respect of the Loan Agreement Secured Obligations (including, without duplication, all guaranties in respect thereof); and including, for each amount specified in clauses (a) and (b) all amounts accruing on or after the commencement of any Insolvency or Liquidation Proceeding relating to any Credit Party or any other Person irrespective of whether a claim for all or any portion of such amount is allowable or allowed in any Insolvency or Liquidation Proceeding.

            "Net Book Value" means the "net book value" of any assets of the Credit Parties as shown on the most recent audited financial statement of the Credit Parties.

            "Net Cash Proceeds" has the meaning given in the Indenture.

            "Noteholders" means each of the holders of the Notes, together with all successors, assigns and transferees.

            "Noteholder Documents" has the meaning given in the Recitals.

            "Notes" has the meaning given in the Recitals.

            "Obligations" means any principal, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Indebtedness.

            "Pari Passu Collateral" means the Liens in favor of each of the Collateral Agent and the Lender on the Collateral other than the (i) Collateral Agent First Priority Collateral and (ii) the Lender First Priority Collateral.

            "Person" means any natural person, corporation, limited liability company, limited partnership, general partnership, limited liability partnership, joint venture, trust, land trust, business trust, or other organization, irrespective of whether such organization is a legal entity, and shall include a government and any agency or political subdivision thereof.

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            "Proceeds" means (i) all "proceeds" as defined in the Commercial
Code with respect to the Collateral, and (ii) whatever is recoverable or recovered when Collateral is sold, exchanged, collected, or disposed of, whether voluntarily or involuntarily.

            "ratable" means ratable; provided, that such term as used with respect to the allocation of cash, cash equivalents or other assets towards the payment of the Loan Agreement Secured Obligations consisting of principal, unreimbursed letter of credit reimbursement obligations or obligations to cash collateralize the undrawn amount of any letter of credit shall be determined based on the aggregate amount of such Loan Agreement Secured Obligations up to (but not in excess of) the Maximum Lender Priority Debt Amount. The term "ratably" shall have the correlative meaning.

            "Real Property" means any estates or interests in real property of the Credit Parties and the improvements thereto.

            "Recovery" has the meaning set forth in Section 5.03.

            "Remedies Proceeds" means Proceeds that arise from or in connection with any remedial action taken by the Lender or the Collateral Agent with respect to enforcing their respective rights on Collateral.

            "Security Documents" has the meaning given in the Recitals.

            "Subsidiaries" has the meaning given in the Preamble.

            "Trustee" has the meaning given in the Recitals.

      Section 1.02 Rules of Construction. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the term "including" is not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Article, section, subsection and clause references herein are to this Agreement unless otherwise specified. Any reference in this Agreement to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). Any reference herein to any Person shall be construed to include such Person's successors and assigns.

                                   ARTICLE II

                                  LIEN PRIORITY

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      Section 2.01 Acknowledgment. The Collateral Agent, for and on behalf of itself, the Trustee and the Noteholders, acknowledges and agrees that, concurrently herewith, the Lender has been granted Liens upon all of the Collateral in which the Collateral Agent has been granted Liens and the Collateral Agent hereby consents thereto. The Lender acknowledges and agrees that the Collateral Agent, for the benefit of itself, the Trustee, and the Noteholders, has been granted Liens upon all of the Collateral in which the Lender has been granted Liens and the Lender hereby consents thereto.

      Section 2.02 Agreement to Subordinate. Notwithstanding the date, time, method, manner or order of grant, attachment, or perfection of any Liens granted to the Collateral Agent, the Trustee, or the Noteholders in respect of all or any portion of the Collateral or of any Liens granted to the Lender in respect of all or any portion of the Collateral, or the order or time of filing or recordation of any document or instrument for perfecting the Liens in favor of the Lender or the Collateral Agent (or the Trustee or any Noteholder) in any Collateral or any provision of the Commercial Code, any other applicable law, the Loan Documents, the Noteholder Documents or any other circumstance whatsoever, each of the Lender, and the Collateral Agent, on behalf of itself, the Trustee and the Noteholders, hereby agrees that:

            (a) any Lien now or hereafter held by or on behalf of the Collateral Agent, the Trustee, or any Noteholder in and to the Lender First Priority Collateral that secures all or any portion of the Indenture Secured Obligations, shall in all respects be junior and subordinate to all Liens granted to the Lender in the Lender First Priority Collateral to secure all or any portion of the Loan Agreement Secured Obligations up to (but not in excess of) the Maximum Lender Priority Debt Amount;

            (b) any Lien now or hereafter held by or on behalf of the Collateral Agent, the Trustee, or any Noteholder in and to the Collateral Agent First Priority Collateral that secures all or any portion of the Indenture Secured Obligations, shall in all respects be senior and prior to all Liens granted to the Lender in the Collateral Agent First Priority Collateral to secure all or any portion of the Loan Agreement Secured Obligations;

            (c) any Lien now or hereafter held by or on behalf of the Lender in and to the Lender First Priority Collateral that secures all or any portion of the Loan Agreement Secured Obligations up to (but not in excess of) the Maximum Lender Priority Debt Amount, shall in all respects be senior and prior to all Liens granted to the Collateral Agent (or the Trustee or any Noteholder) in the Lender First Priority Collateral to secure all or any portion of the Indenture Secured Obligations;

            (d) any Lien now or hereafter held by or on behalf of the Lender in and to the Collateral Agent First Priority Collateral that secures all or any portion of the Loan Agreement Secured Obligations, shall in all respects be junior and subordinate to all Liens granted to the Collateral Agent (or the Trustee or any Noteholder) in the Collateral Agent First Priority Collateral to secure all or any portion of the Indenture Secured Obligations; and

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            (e) any Lien now or hereafter held by or on behalf of the Lender in and to the Pari Passu Collateral that secures all or any portion of the Loan Agreement Secured Obligations up to (but not in excess of) the Maximum Lender Priority Debt Amount, shall in all respects rank equal to all Liens granted to the Collateral Agent (or the Trustee or any Noteholder) in the Pari Passu Collateral to secure all or any portion of the Indenture Secured Obligations.

            The subordination of Liens in the Lender First Priority Collateral by the Collateral Agent, on behalf of itself, the Trustee, and the Noteholders, in favor of the Lender, and the subordination of Liens in the Collateral Agent First Priority Collateral by the Lender in favor of the Collateral Agent, on behalf of itself, the Trustee, and the Noteholders, herein shall not be deemed to subordinate the Collateral Agent's Liens or the Lender's Liens, respectively, to the Liens of any other Person.

      Section 2.03 Mutual Waiver of Right to Contest Liens.

            (a) Prior to the Discharge of the Loan Agreement Secured Obligations, the Collateral Agent agrees, on behalf of itself, the Trustee and the Noteholders, that it and they shall not (and hereby waives, on behalf of itself, the Trustee and the Noteholders, any right to) take any action to contest or challenge (or assist or support any other Person in contesting or challenging), directly or indirectly, whether or not in any proceeding (including in any Insolvency or Liquidation Proceeding), the validity, priority, enforceability, or perfection of the Liens of the Lender in respect of the Collateral. The Collateral Agent, for itself, the Trustee, and on behalf of the Noteholders, agrees that none of the Collateral Agent, the Trustee, or the Noteholders will take any action that would hinder any exercise of remedies undertaken by the Lender under the Loan Documents in respect of the Collateral, including any public or private sale, lease, exchange, transfer, or other disposition of the Collateral, whether by foreclosure or otherwise (other than as expressly permitted under this Agreement). The Collateral Agent, for itself, the Trustee, and on behalf of the Noteholders, hereby waives any and all rights it, the Trustee, or the Noteholders may have as a lien creditor or otherwise to contest, protest, object to, or interfere with the manner in which the Lender seeks to enforce the Liens in any portion of the Collateral (other than as expressly permitted under this Agreement), and the parties hereto agree that the terms of this Agreement shall govern with respect to the Collateral, even if any portion of the Liens securing the Loan Agreement Secured Obligations are avoided, disallowed, set aside, or otherwise invalidated in any judicial proceeding or otherwise.

            (b) Prior to the Discharge of the Indenture Secured Obligations, the Lender agrees that it will not (and hereby waives any right to) take any action to contest or challenge (or assist or support any other Person in contesting or challenging), directly or indirectly, whether or not in any proceeding (including in any Insolvency or Liquidation Proceeding), the validity, priority, enforceability, or perfection of the Liens of the Collateral Agent in respect of the Collateral. The Lender agrees that it will not take any action that would hinder any exercise of remedies undertaken by the Collateral Agent, the Trustee or the Noteholders in respect of the Collateral, including any public or private sale, lease, exchange, transfer, or other disposition of the Collateral, whether by

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foreclosure or otherwise (other than as expressly permitted under this
Agreement). The Lender hereby waives any and all rights it may have as a lien creditor or otherwise to contest, protest, object to, or interfere with the manner in which the Collateral Agent seeks to enforce the Liens in any portion of the Collateral (other than as expressly permitted under this Agreement) and the parties hereto agree that the terms of this Agreement shall govern with respect to the Collateral, even if any portion of the Liens securing the Indenture Secured Obligations are avoided, disallowed, set aside, or otherwise invalidated in any judicial proceeding or otherwise.

      Section 2.04 Standstill Provisions.

            (a) Collateral Agent Standstill. If the Lender shall send a Lender Standstill Notice to the Collateral Agent at any time after the occurrence and during the continuation of a Loan Agreement Event of Default, the Collateral Agent, on behalf of itself, the Trustee, and the Noteholders, agrees that from and after the date of its receipt of any Lender Standstill Notice, none of the Collateral Agent, the Trustee, or any Noteholder will exercise any of its rights or remedies in respect of the collection on, set off against, marshalling of, or foreclosure on, the Lender First Priority Collateral, the Pari Passu Collateral or the Collateral Agent First Priority Collateral under the Noteholder Documents, applicable law or otherwise as a secured creditor other than as expressly permitted under this Agreement and will not take or receive any Lender First Priority Collateral, Pari Passu Collateral or Collateral Agent First Priority Collateral in connection with the exercise of any such right or remedy (including recoupment or set-off), whether under the Noteholder Documents, applicable law, in an Insolvency or Liquidation Proceeding or otherwise unless and until (a) the Lender has expressly waived or acknowledged the cure of the applicable Loan Agreement Event of Default in writing or the Discharge of the Loan Agreement Secured Obligations shall have occurred, or (b) 90 days shall have elapsed from the date of the receipt of such Lender Standstill Notice, except with respect to any Lender First Priority Collateral. From and after the earliest to occur of (i) the Collateral Agent's receipt of such waiver or cure notice, (ii) the date on which the Discharge of the Loan Agreement Secured Obligations shall have occurred, or (iii) the elapsing of such 90 day period, any of the Collateral Agent, the Trustee, or any Noteholder may commence to exercise any of its rights and remedies as a secured creditor with respect to the Pari Passu Collateral or the Collateral Agent First Priority Collateral (and following the Discharge of the Loan Agreement Secured Obligations, the Lender First Priority Collateral) under the Noteholder Documents, applicable law or otherwise (subject to the provisions of this Agreement). The time period during which the Collateral Agent is not permitted to exercise rights or remedies under this section is referred to herein as the "Collateral Agent Standstill Period". In addition to the foregoing, during the Lender Standstill Period or the Collateral Agent Standstill Period, the Collateral Agent agrees to provide the Lender or any Person appointed by the Lender (including, without limitation, the Credit Parties and any of its employees and Affiliates) with access to the Collateral Agent First Priority Collateral during the Lender Standstill Period or the Collateral Agent Standstill Period in order to permit the Lender or any Person appointed by the Lender to use the Inventory during the Lender Standstill Period or the Collateral Agent Standstill Period and to ultimately turn the Inventory into Accounts, which Inventory and Accounts shall continue to remain Lender First Priority

Collateral; provided, that (A) the Lender or such Person appointed by the Lender shall provide to the Collateral Agent a waiver of liability from and indemnification for any personal injury incurred in connection with any access by the Lender, such Person, any of their respective agents or designees or any of their respective employees (excluding any such liability from and indemnification for any personal injury resulting from the gross negligence or willful misconduct of the Collateral Agent), in form and substance reasonably satisfactory to the Collateral Agent and (B) such access shall in no event exceed 90 days in the aggregate. Subject to the immediately preceding sentence, the Lender agrees that neither the Collateral Agent Standstill Period nor the Lender Standstill Period shall in any way affect or limit the Collateral Agent's right to foreclose or otherwise exercise any of its rights on or with respect to the Collateral Agent First Priority Collateral.

            (b) Lender Standstill. If the Collateral Agent shall send a Collateral Agent Standstill Notice to the Lender at any time after the occurrence and during the continuation of an Indenture Event of Default, the Lender agrees that from and after the date of its receipt of any Collateral Agent Standstill Notice, the Lender will not exercise any of its rights or remedies in respect of the collection on, set off against, marshalling of, or foreclosure on, the Collateral Agent First Priority Collateral or the Pari Passu Collateral under the Loan Documents, applicable law or otherwise as a secured creditor other than as expressly permitted under this Agreement and will not take or receive any Collateral Agent First Priority Collateral or Pari Passu Collateral in connection with the exercise of any such right or remedy (including recoupment or set-off), whether under the Loan Documents, applicable law, in an Insolvency or Liquidation Proceeding or otherwise unless and until
(a) the Collateral Agent has expressly waived or acknowledged the cure of the applicable Indenture Event of Default in writing or the Discharge of the Indenture Secured Obligations shall have occurred, or (b) 90 days shall have elapsed from the date of the Lender's receipt of such Collateral Agent Standstill Notice, except with respect to any Collateral Agent First Priority Collateral. From and after the earliest to occur of (i) the Lender's receipt of such waiver or cure notice, (ii) the date on which the Discharge of the Indenture Secured Obligations shall have occurred, or (iii) the elapsing of such 90 day period, the Lender may commence to exercise any of its rights and remedies as a secured creditor with respect to the Pari Passu Collateral (and following the Discharge of the Indenture Secured Obligations, the Collateral Agent First Priority Collateral) under the Loan Documents, applicable law or otherwise (subject to the provisions of this Agreement). The time period during which the Lender is not permitted to exercise rights or remedies under this section is referred to herein as the "Lender Standstill Period". The Collateral Agent agrees that neither the Collateral Agent Standstill Period nor the Lender Standstill Period shall in any way affect or limit the Lender's right to foreclose or otherwise exercise any of its rights on or with respect to the Lender First Priority Collateral.

            (c) Subject to Sections 3.01 and 3.02, notwithstanding anything to the contrary in Section 2.04(a) or (b), neither such Section shall be construed to prevent any action taken by the Collateral Agent or the Lender, as the case may be, to prepare for or commence marketing activities for any applicable Collateral so long as such preparation does not interfere in any material respect with the exercise of rights or remedies by the other party under such Section.

      Section 2.05 Exercise of Rights. So long as this Agreement has not been terminated pursuant to the provisions hereof, and regardless of whether or not the Lender Secured Obligations or the Indenture Secured Obligations, respectively, have been accelerated or any Insolvency Proceeding or similar event or proceeding has been commenced by or against any Credit Party:

            (a) Except as otherwise provided in this Agreement, until Discharge of the Loan Agreement Secured Obligations, neither the Collateral Agent, the Trustee or the Noteholders shall exercise any rights or remedies in respect of the Lender First Priority Collateral or the Liens of the Collateral Agent with respect thereto, whether under the Noteholder Documents, applicable law or otherwise, including without limitation (A) rights of recoupment or set-off in respect of any deposit or securities account of any Credit Party maintained with the Collateral Agent or the Trustee or any of their respective Affiliates, or
(B) any action to institute any judicial or nonjudicial or similar action or proceeding in respect of the Liens of the Collateral Agent or to seek relief from the automatic stay pursuant to Section 362 of the Bankruptcy Code with respect to such Collateral, and Collateral Agent, Trustee and Noteholders shall have no right whatsoever to direct Lender to exercise or seek to exercise or refrain from exercising any rights or remedies in respect of the Lender First Priority Collateral;

            (b) Except as otherwise provided in this Agreement, until Discharge of the Indenture Secured Obligations, the Lender shall not exercise any rights or remedies in respect of the Collateral Agent First Priority Collateral or the Liens of the Lender with respect thereto, whether under the Loan Documents, applicable law or otherwise, including without limitation (A) rights of recoupment or set-off in respect of any deposit or securities account of any Credit Party maintained with the Lender or its Affiliates, or (B) any action to institute any judicial or nonjudicial or similar action or proceeding in respect of the Liens of the Lender or to seek relief from the automatic stay pursuant to
Section 362 of the Bankruptcy Code with respect to such Collateral, and Lender shall have no right whatsoever to direct the Collateral Agent to exercise or seek to exercise or refrain from exercising any rights or remedies in respect of the Collateral Agent First Priority Collateral;

            (c) Subject to the terms of the Loan Documents and this Agreement, the Lender shall have the right to exercise rights and remedies in respect of
(A) the Lender First Priority Collateral and the Pari Passu Collateral, and (B) on and after Discharge of the Indenture Secured Obligations, the Collateral Agent First Priority Collateral, in each case under the Loan Documents, applicable law or otherwise. In exercising such rights and remedies with respect to such Collateral, the Lender may enforce the provisions of the Loan Documents and exercise remedies thereunder and under applicable law (or refrain from enforcing any such rights and exercising any such remedies), all in such order and in such manner as it may determine in the exercise of its discretion. Such exercise and enforcement shall include, without limitation, the rights of the Lender to sell or otherwise dispose of such Collateral (such sale to be free and clear of the Collateral Agent's Liens and the Collateral Agent agrees to execute any and all Lien releases requested by the Lender in connection therewith), to incur reasonable expenses in connection with such exercise and enforcement, and to exercise all the rights and remedies of a secured lender under the Commercial Code and of a secured creditor under bankruptcy or similar laws of any applicable jurisdiction;

            (d) Subject to the terms of the Noteholder Documents and this Agreement, the Collateral Agent shall have the right to exercise rights and remedies in respect of (A) the Collateral Agent First Priority Collateral and the Pari Passu Collateral, and (B) on and after Discharge of the Loan Agreement Secured Obligations, the Lender First Priority Collateral, in each case under the Noteholder Documents, applicable law or otherwise. In exercising such rights and remedies with respect to such Collateral, the Collateral Agent may enforce the provisions of the Noteholder Documents and exercise remedies thereunder and under applicable law (or refrain from enforcing any such rights and exercising any such remedies), all in such order and in such manner as it may determine in the exercise of its discretion. Such exercise and enforcement shall include, without limitation, the rights of the Collateral Agent to sell or otherwise dispose of such Collateral (such sale to be free and clear of the Lender's Liens and the Lender agrees to execute any and all Lien releases requested by the Collateral Agent in connection therewith), to incur reasonable expenses in connection with such exercise and enforcement, and to exercise all the rights and remedies of a secured lender under the Commercial Code and of a secured creditor under bankruptcy or similar laws of any applicable jurisdiction;

            (e) Until Discharge of the Loan Agreement Secured Obligations, any money, property, securities, or other direct or indirect distributions of any nature whatsoever received by the Collateral Agent, the Trustee or any Noteholder (A) resulting from the sale, disposition, or other realization upon or other exercise of remedies in respect of all or any part of the Lender First Priority Collateral, (B) consisting of Net Cash Proceeds from any Asset Sale with respect to all or any part of the Lender First Priority Collateral, (C) consisting of Net Cash Proceeds in excess of their ratable portion of Net Cash Proceeds from any Asset Sale with respect to all or any part of the Pari Passu Collateral or (D) resulting from the sale, disposition, or other realization upon or other exercise of remedies in respect of all or any part of the Collateral Agent First Priority Collateral or Pari Passu Collateral which remains after Discharge of the Indenture Secured Obligations, in each case regardless of whether such money, property, securities, or other distributions are received directly or indirectly during the pendency of or in connection with any Insolvency or Liquidation Proceeding or otherwise, shall be delivered to Lender in the form received, duly endorsed, if required, and applied by the Lender as provided in the Loan Documents. Until so delivered, such payment or distribution to the extent received by the Collateral Agent shall be held in trust by such party as the property of the Lender, segregated from other funds and property held by such party; and

            (f) Until Discharge of the Indenture Secured Obligations, any money, property, securities, or other direct or indirect distributions of any nature whatsoever received by the Lender (A) resulting from the sale, disposition, or other realization upon or other exercise of remedies in respect of all or any part of the Collateral Agent First Priority Collateral, (B) consisting of Net Cash Proceeds in excess of its ratable portion of Net Cash Proceeds from any Asset Sale with respect to all or any part of the Pari Passu Collateral or (C) resulting from the sale, disposition, or other realization upon or other exercise of remedies in respect of all or any part of the Lender First Priority Collateral or the Pari Passu Collateral which remains after Discharge of the Loan Agreement Secured Obligations, in each case regardless of whether such money, property, securities, or other distributions are received directly or indirectly during the pendency of or in connection with any Insolvency Proceeding or otherwise, shall be delivered to Collateral Agent in the form received, duly endorsed, if required, and applied by Collateral Agent as provided in the Noteholder Documents. Until so delivered, such payment or distribution to the extent received by the Lender shall be held in trust by such party as the property of the Collateral Agent, segregated from other funds and property held by such party.

            (g) Until Discharge of the Indenture Secured Obligations and the Discharge of the Loan Agreement Secured Obligations, any money, property, securities, or other direct or indirect distributions of any nature whatsoever received by the Lender or the Collateral Agent (A) resulting from the sale, disposition, or other realization upon or other exercise of remedies in respect of all or any part of the Pari Passu Collateral or (B) consisting of Net Cash Proceeds from any Asset Sale with respect to all or any part of the Pari Passu Collateral, in each case regardless of whether such money, property, securities, or other distributions are received directly or indirectly during the pendency of or in connection with any Insolvency Proceeding or otherwise, shall be distributed in accordance with Sections 4.02(f) and (g), respectively. Until such distribution to the extent received by the Lender or the Collateral Agent, the amount distributable under either such Section, as the case may be, to the other party shall be held in trust by such party as the property of such other party segregated from other funds and property held by such party.

      Section 2.06 No Other Restrictions. Except as expressly set forth in this Agreement, each of the Collateral Agent, the Trustee, the Noteholders and the Lender shall have any and all rights and remedies it may have as a creditor under applicable law, including the rights to exercise all rights and remedies in foreclosure or otherwise with respect to any of the Collateral; provided, however, that (i) any such exercise by the Collateral Agent, the Trustee or the Noteholders and any collection or sale of all or any portion of the Collateral by the Collateral Agent, the Trustee or the Noteholders, shall be subject to the Liens of the Lender on the Collateral to the extent provided in this Agreement and (ii) any such exercise by the Lender and any collection or sale of all or any portion of the Collateral by the Lender, shall be subject to the Liens of the Collateral Agent on the Collateral to the extent provided in this Agreement. In exercising rights and remedies with respect to the Lender First Priority Collateral and the Pari Passu Collateral, the Lender may enforce the provisions of the Loan Documents and exercise remedies thereunder, all in such order and in such manner as it may determine in the exercise of its sole discretion. Such exercise and enforcement shall include the sale, lease, license, or other disposition of all or any portion of the Lender First Priority Collateral or Pari Passu Collateral by private or public sale or any other means permissible under applicable law (it being understood that any such action shall in all respects comply with the terms of this Agreement and applicable law). In exercising rights and remedies with respect to the Collateral Agent First Priority Collateral or Pari Passu Collateral, the Collateral Agent may enforce the provisions of the Noteholder Documents and exercise remedies thereunder, all in such order and in such manner as it may determine in the exercise of its sole discretion. Such exercise and enforcement shall include the sale, lease, license, or other disposition of all or any portion of the Collateral Agent First Priority Collateral or Pari Passu Collateral by private or public sale or any other means permissible under applicable law (it being understood that any such action shall in all respects comply with the terms of this Agreement and applicable law).

            (a) No Waiver of Rights. Subject to Sections 3.01 and 3.02, respectively, the Collateral Agent, the Trustee and the Noteholders on the one hand, and the Lender on the other hand, may exercise, and nothing herein shall constitute a waiver of, any right they may have at law or equity to receive notice of, or to commence or join with any creditor in commencing any Insolvency or Liquidation Proceeding or to join or participate in, any action or proceeding or other activity described in Sections 3.01 and 3.02, respectively; provided, however, that exercise of any such right by the Collateral Agent, the Trustee and the Noteholders on the one hand, and the Lender on the other hand, shall be subject to all of the terms and conditions of this Agreement.

            (b) Rights as an Unsecured Creditor. Each of the Collateral Agent, the Trustee and the Noteholders (i) may make such demands or file such claims in respect of the Indenture Secured Obligations as may be necessary to prevent the waiver or bar of such claims under applicable statutes of limitations or other statutes, court orders or rules of procedure, (ii) may in any Insolvency or Liquidation Proceeding file a proof of claim or statement of interest with respect to the Indenture Secured Obligations, (iii) may accelerate the Indenture Secured Obligations pursuant to the terms and conditions of the Noteholder Documents and this Agreement, and (iv) shall have all rights and remedies it may have as an unsecured creditor at law or in equity against any Credit Party; provided, however, that (1) none of the Collateral Agent, the Trustee or the Noteholders shall take any actions restricted by this Agreement in respect of the Collateral until the Discharge of the Loan Agreement Secured Obligations shall have occurred, and (2) any exercise by the Collateral Agent, the Trustee or the Noteholders of their rights and remedies and any Remedies Proceeds as result of such actions shall to the extent provided herein be subject to the Liens of the Lender and to the provisions of this Agreement. Notwithstanding anything to the contrary in this Agreement or any control agreement or any bailee agreement, so long as the Discharge of the Loan Agreement Secured Obligations has not occurred Collateral Agent agrees on behalf of itself, the Trustee and the Noteholders, that during any Collateral Agent Standstill Period it will not issue any instructions to any bank or securities intermediary regarding the disposition of funds in any deposit account (as defined in the Commercial Code) or the disposition of financial assets in any securities account (as defined in the Commercial Code) or the disposition of any Capital Stock held by any bailee without the prior written consent of the Lender. The Lender (i) may make such demands or file such claims in respect of the Loan Agreement Secured Obligations as may be necessary to prevent the waiver or bar of such claims under applicable statutes of limitations or other statutes, court orders or rules of procedure, (ii) may in any Insolvency or Liquidation Proceeding file a proof of claim or statement of interest with respect to the Loan Agreement Secured Obligations, (iii) may accelerate the Loan Agreement Secured Obligations pursuant to the terms and conditions of the Loan Documents and this Agreement, and (iv) shall have all rights and remedies it may have as an unsecured creditor at law or in equity against any Credit Party; provided, however, that (1) the Lender shall not take any actions restricted by this Agreement in respect of the Collateral until the Discharge of the Indenture Secured Obligations shall have occurred, and (2) any exercise by the Lender of its rights and remedies and any Remedies Proceeds as result of such actions shall to the extent provided herein be subject to the Liens of the Collateral Agent and to the provisions of this Agreement. Notwithstanding anything to the contrary in this Agreement or any control agreement or any bailee agreement, so long as the Discharge of the Indenture Secured Obligations has not occurred the Lender agrees that during any Lender Standstill Period it will not issue any instructions to any bank or securities intermediary regarding the disposition of funds in any deposit account (as defined in the Commercial Code) or the disposition of financial assets in any securities account (as defined in the Commercial Code) or the disposition of any Capital Stock held by any bailee without the prior written consent of the Collateral Agent.

                                   ARTICLE III

                             ACTIONS OF THE PARTIES

      Section 3.01 Limitation on Certain Actions by the Collateral Agent. Notwithstanding any other provision hereof,

            (a) during any Collateral Agent Standstill Period, the Collateral Agent will not (i) commence receivership or foreclosure proceedings against any Credit Party in respect of any Collateral Agent First Priority Collateral or Pari Passu Collateral or (ii) sell, collect, transfer or dispose of any Collateral Agent First Priority Collateral or Pari Passu Collateral; or

            (b) prior to the date that the Discharge of the Loan Agreement Secured Obligations occurs, the Collateral Agent will not (i) commence receivership or foreclosure proceedings against any Credit Party in respect of any Lender First Priority Collateral or (ii) sell, collect, transfer or dispose of any Lender First Priority Collateral or (iii) notify third party account debtors to make payment in respect of Lender First Priority Collateral directly to it or any other Persons acting on its behalf.

      Section 3.02 Limitation on Certain Actions by the Lender. Notwithstanding any other provision hereof,

            (a) during any Lender Standstill Period, the Lender will not (i) commence receivership or foreclosure proceedings against any Credit Party in respect of any Pari Passu Collateral or (ii) sell, collect, transfer or dispose of any Pari Passu Collateral; or

            (b) prior to the date that the Discharge of the Indenture Secured Obligations occurs, the Lender will not (i) commence receivership or foreclosure proceedings against any Credit Party in respect of any Collateral Agent First Priority Collateral or (ii) sell, collect, transfer or dispose of any Collateral Agent First Priority Collateral.

      Section 3.03 Control and Cash Collateral. Each of the Lender and the Collateral Agent, for and on behalf of itself, the Trustee, and each Noteholder, as applicable, agree to hold all Cash Collateral that is part of the Collateral in its respective possession, custody, or control (or in the possession, custody, or control of bailees for either, as applicable) as agent for the other solely for the purpose of perfecting the security interest granted to each in such Cash Collateral subject to the terms and conditions of this Section 3.03. The Collateral Agent, for and on behalf of itself, the Trustee, and each Noteholder, as applicable, agrees to hold all Control Collateral that is part of the Collateral Agent First Priority Collateral in its respective possession, custody, or control (or in the possession, custody, or control of bailees for either, as applicable) as agent for the Lender solely for the purpose of perfecting the security interest granted to the Lender in such Control Collateral subject to the terms and conditions of this Section 3.03. The Lender agrees to hold all Control Collateral that is part of the Lender First Priority Collateral in its possession, custody, or control (or in the possession, custody, or control of bailees for either, as applicable) as agent for the Collateral Agent, for and on behalf of itself, the Trustee, and each Noteholder solely for the purpose of perfecting the security interest granted to the Collateral Agent in such Control Collateral subject to the terms and conditions of this Section 3.03. None of the Collateral Agent, the Trustee, or the Noteholders, as applicable, shall have any obligation whatsoever to the Lender, and the Lender shall not have any obligation whatsoever to the Collateral Agent, the Trustee or the Noteholders, to assure that any Control Collateral is genuine or owned by any Credit Party or any other Person or to preserve rights or benefits of any Person. The duties or responsibilities of the Lender and the Collateral Agent under this Section 3.03 are and shall be limited solely to holding or maintaining control of the Control Collateral and the Cash Collateral for the other for purposes of perfecting the Lien held by the Collateral Agent or the Lender, as applicable. The Lender is not and shall not be deemed to be a fiduciary of any kind for the Collateral Agent, the Trustee, the Noteholders or any other Person. The Collateral Agent is not and shall not be deemed to be a fiduciary of any kind for the Lender or any other Person.

                                   ARTICLE IV

                       NOTICES AND APPLICATION OF PROCEEDS

      Section 4.01 Notices of Exercise. Concurrently with any exercise by the Collateral Agent of any of its rights and remedies under the Noteholder Documents following the occurrence of any Indenture Event of Default, the Collateral Agent shall give notice of such exercise to the Lender and shall exercise all rights or remedies under the Noteholder Documents consistent with the terms of this Agreement. Concurrently with any exercise by the Lender of any of its rights and remedies under the Loan Documents following the occurrence of any Loan Agreement Event of Default, the Lender shall give notice of such exercise to the Collateral Agent and shall only exercise such rights or remedies in a manner consistent with the terms of this Agreement.

      Section 4.02 Application of Proceeds.

            (a) Revolving Nature of Loan Agreement Secured Obligations. As long as the Lender is not exercising any of its remedies as a secured creditor under the Loan Documents, the Lender may apply any and all of the Proceeds and Cash Collateral in accordance with the provisions of the Loan Documents, subject to the provisions of this Agreement, including, without limitation the application of any Net Cash Proceeds from any Asset Sale of any Collateral in accordance with the terms of the Indenture and the Loan Agreement as described in Section 4.02(g) hereof. The Collateral Agent, for and on behalf of itself, the Trustee, and the Noteholders, expressly acknowledges and agrees that (a) any such application of the Proceeds or Cash Collateral shall not be considered to be the exercise of remedies under this Agreement; and (b) all Proceeds or Cash Collateral received by the Lender in connection therewith may be applied, reversed, reapplied, credited or reborrowed, in whole or in part, as Loan Agreement Secured Obligations without reducing the Maximum Lender Priority Debt Amount.

            (b) Turnover of Cash and Control Collateral After Payment. Upon the Discharge of the Loan Agreement Secured Obligations, the Lender shall deliver to the Collateral Agent or execute such documents as Collateral Agent may reasonably request to cause the Collateral Agent to have control over any Cash Collateral or Control Collateral still in Lender's possession, custody or control in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct, to be applied by the Collateral Agent to the Indenture Secured Obligations. Upon the Discharge of the Indenture Secured Obligations, the Collateral Agent shall deliver to the Lender or execute such documents as the Lender may reasonably request to cause the Lender to have control over any Cash Collateral or Control Collateral still in Collateral Agent's possession, custody or control in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct, to be applied by the Lender to the Loan Agreement Secured Obligations.

            (c) Termination of Security Interest.

                  (i) Upon the Discharge of the Loan Agreement Secured
            Obligations and the cancellation or termination of the commitments included in the Loan Agreement Secured Obligations, the security interest granted under the Loan Documents shall terminate. Upon any such termination, the Lender shall, at Borrower's request and Borrower's sole expense, execute and deliver such documents reasonably requested to release such Liens or necessary to evidence such termination in form and substance satisfactory to Lender, without recourse against, or representation or warranty of any kind made by, Lender.

                  (ii) Upon the Discharge of the Indenture Secured Obligations,
            the security interest granted under the Noteholder Documents shall terminate. Upon any such termination, the Collateral Agent shall, at Borrower's request and Borrower's sole expense, execute and deliver such documents reasonably requested to release such Liens or necessary to evidence such termination in form and substance satisfactory to Collateral Agent, without recourse against, or representation or warranty of any kind made by, Collateral Agent.

            (d) Application of Lender First Priority Collateral Proceeds. The Lender and the Collateral Agent hereby agree that all Lender First Priority Collateral and all Remedies Proceeds in respect thereof received by either of them upon the exercise of any of their secured creditor rights or remedies under any of the Loan Documents or Noteholder Documents (as applicable), applicable law, or otherwise shall be applied, first, ratably to the payment in full in cash of costs and expenses of (i) the Lender and (ii) the Collateral Agent in connection with such exercise,

            second, to the payment of the Loan Agreement Secured Obligations in full in cash up to (but not in excess of) the Maximum Lender Priority Debt Amount,

            third, ratably to the payment in full in cash of amounts owed to the Trustee and the Collateral Agent under the Noteholder Documents,

            fourth, to the payment of all other Indenture Secured Obligations,

            fifth, solely in the event of Discharge of Indenture Secured Obligations, to the payment of any Loan Agreement Secured Obligations in full in cash in excess of the Maximum Lender Priority Debt Amount, and sixth, solely in the event of Discharge of Loan Agreement Secured Obligations have been paid in full in cash, any remaining Remedies Proceeds shall be payable to the Credit Parties.

            (e) Application of Collateral Agent First Priority Collateral Proceeds. The Lender and the Collateral Agent hereby agree that all Collateral Agent First Priority Collateral and all Remedies Proceeds in respect thereof received by either of them upon the exercise of any of their secured creditor rights or remedies under any of the Loan Documents or Noteholder Documents (as applicable), applicable law, or otherwise shall be applied, first, ratably to the payment in full in cash of costs and expenses of (i) the Collateral Agent and (ii) the Lender in connection with such exercise,

            second, ratably to the payment in full in cash of amounts owed to the Trustee and the Collateral Agent under the Noteholder Documents,

            third, to the payment of all other Indenture Secured Obligations,

            fourth, to the payment of the Loan Agreement Secured Obligations in full in cash, and fifth, solely in the event of Discharge of Loan Agreement Secured Obligations have been paid in full in cash, any remaining Remedies Proceeds shall be payable to the Credit Parties.

            (f) Application of Pari Passu Collateral Proceeds. The Lender and the Collateral Agent hereby agree that all Pari Passu Collateral and all Remedies Proceeds in respect thereof received by either of them upon the exercise of any of their secured creditor rights or remedies under any of the Loan Documents or Noteholder Documents (as applicable), applicable law, or otherwise shall be applied, first, ratably to the payment in full in cash of costs and expenses of (i) the Collateral Agent and (ii) the Lender in connection with such exercise,

            second, ratably to the payment in full in cash of amounts owed to the (i) Trustee and the Collateral Agent under the Noteholder Documents and (ii) the Lender under the Loan Documents in respect of administration and audit fees, indemnifications and reimbursements (other than reimbursement obligations in respect of unreimbursed letter of credit reimbursement obligations), third, ratably to the payment in full in cash of (i) Indenture Secured Obligations and (ii) Loan Agreement Secured Obligations up to (but not in excess of) the Maximum Lender Priority Debt Amount, fourth, solely in the event of Discharge of Indenture Secured Obligations, to the payment of any Loan Agreement Secured Obligations in full in cash in excess of the Maximum Lender Priority Debt Amount, and fifth, solely in the event of Discharge of Loan Agreement Secured Obligations, any remaining Remedies Proceeds shall be payable to the Credit Parties.

            (g) Application of Net Cash Proceeds. The Lender and the Collateral Agent hereby agree that all Net Cash Proceeds from any Asset Sale relating to any (i) Lender First Priority Collateral, in an amount equal to the greater of
(A) such Net Cash Proceeds and (B) the Net Book Value of such Lender First Priority Collateral, shall be applied to the Loan Agreement Secured Obligations,
(ii) Collateral Agent First Priority Collateral shall be applied to consummation of any Net Proceeds Offer as required under Section 4.10 of the Indenture and
(iii) Pari Passu Collateral shall be applied in the order specified in Section 4.02(f) (provided that clause "third" thereof shall only be applicable to the Indenture Secured Obligations to the extent required to be applied to consummation of any Net Proceeds Offer as required under Section 4.10 of the Indenture).

            (h) In exercising remedies, whether as a secured creditor or otherwise, the Lender shall have no obligation or liability to the Collateral Agent, the Trustee, or to any Noteholder and none of the Collateral Agent, the Trustee or any Noteholder shall have any obligation or liability to the Lender regarding the adequacy of any Remedies Proceeds or for any action or omission save and except solely an action or omission that breaches the express obligations undertaken by each party under the terms of this

Agreement. Notwithstanding any provision to the contrary contained herein, including, without limitation, this Section 4.02, this Section 4.02 shall not confer any right of the Borrower or any Credit Party to dispose of any assets in contravention with, or relieve the Borrower or any Credit Party of any obligation to comply with, any provision of (i) the Loan Agreement, including
Section 7.4 of the Loan Agreement or (ii) the Indenture, including Section 4.10 of the Indenture.

      Section 4.03 Specific Performance. Each of the Lender and the Collateral Agent is hereby authorized to demand specific performance of this Agreement, whether or not any Subsidiary or any Credit Party shall have complied with any of the provisions of any of the Loan Documents or the Noteholder Documents, at any time when the other shall have failed to comply with any of the provisions of this Agreement applicable to it. Each of the Lender and the Collateral Agent hereby irrevocably waives any defense based on the adequacy of a remedy at law, which might be asserted as a bar to such remedy of specific performance.

                                    ARTICLE V

                   INTERCREDITOR ACKNOWLEDGEMENTS AND WAIVERS

      Section 5.01 Notice of Acceptance and Other Waivers. (a) All Loan Agreement Secured Obligations at any time made or incurred by any Credit Party shall be deemed to have been made or incurred in reliance upon this Agreement, and the Collateral Agent, on behalf of itself, the Trustee, and the Noteholders, hereby waives (i) notice of acceptance, or proof of reliance, by the Lender of this Agreement, and (ii) notice of the existence, renewal, extension, accrual, creation, or non-payment of all or any part of the Loan Agreement Secured Obligations. Neither the Lender nor any of its Affiliates, directors, officers, employees, attorneys or agents shall be liable for failure to demand, collect, or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral or to take any other action whatsoever with regard to the Collateral or any part thereof, except as specifically provided in this Agreement. If the Lender honors (or fails to honor) a request by any Credit Party for an extension of credit pursuant to the Loan Agreement or any of the Loan Documents, whether the Lender has knowledge that the honoring of (or failure to honor) any such request would constitute a default under the terms of the Indenture or any Noteholder Document or an act, condition, or event that, with the giving of notice or the passage of time, or both, would constitute such a default, or if the Lender otherwise should exercise any of its contractual rights or remedies under the Loan Documents (subject to the express terms and conditions hereof), the Lender shall not have any liability whatsoever to the Collateral Agent, the Trustee or any Noteholder as a result of such action, omission, or exercise (so long as any such exercise does not breach the express terms and provisions of this Agreement). The Collateral Agent on behalf of itself and the Noteholders, acknowledges and agrees that the Lender has made no express or implied representations or warranty, including without limitation, with respect to the execution, validity, legality, completeness, collectability or enforceability of any Loan Documents. The Lender will be entitled to manage and supervise its loans and extensions of credit under the Loan Agreement and other Loan Documents as the Lender may, in its sole discretion, deem appropriate, and the Lender may manage its loans and extensions of credit without regard to any rights or interests that the Collateral Agent, the Trustee, or any of the Noteholders have in the Collateral or otherwise except as otherwise expressly set forth in this Agreement. The Collateral Agent, on behalf of itself, the Trustee, and the Noteholders, agrees that the Lender shall not incur any liability as a result of a sale, lease, license, or other disposition of the Collateral, or any part thereof, pursuant to the Loan Documents conducted in accordance with mandatory provisions of applicable law. The Lender shall not have any duty to the Collateral Agent, the Trustee or any Noteholder to act or refrain from acting in any manner which allows or results in the occurrence or continuance of an event of default or default under any agreement with any Credit Party regardless of any knowledge thereof which Lender may have or be charged.

            (b) All Indenture Secured Obligations at any time made or incurred by any Credit Party shall be deemed to have been made or incurred in reliance upon this Agreement, and the Lender hereby waives (i) notice of acceptance, or proof of reliance, by the Collateral Agent, the Trustee or any Noteholder of this Agreement, and (ii) notice of the existence, renewal, extension, accrual, creation, or non-payment of all or any part of the Indenture Secured Obligations. None of the Collateral Agent, the Trustee, any Noteholder or any of their respective Affiliates, directors, officers, employees, attorneys or agents shall be liable for failure to demand, collect, or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral or to take any other action whatsoever with regard to the Collateral or any part thereof, except as specifically provided in this Agreement. If the Collateral Agent, the Trustee or any Noteholder honors (or fails to honor) a request by any Credit Party for an extension of credit pursuant to the Indenture or any of the Indenture Security Documents, whether the Collateral Agent, the Trustee or any Noteholder has knowledge that the honoring of (or failure to honor) any such request would constitute a default under the terms of the Loan Agreement or any Loan Document or an act, condition, or event that, with the giving of notice or the passage of time, or both, would constitute such a default, or if the Collateral Agent, the Trustee or any Noteholder otherwise should exercise any of their contractual rights or remedies under the Indenture Security Documents (subject to the express terms and conditions hereof), none of the Collateral Agent, the Trustee or any Noteholder shall have any liability whatsoever to the Lender as a result of such action, omission, or exercise (so long as any such exercise does not breach the express terms and provisions of this Agreement). The Lender acknowledges and agrees that the Collateral Agent, the Trustee and the Noteholders have made no express or implied representations or warranty, including, without limitation, with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the Noteholder Documents. The Noteholders will be entitled to manage and supervise their respective extensions of credit to any Credit Party under the Indenture and the other Noteholder Documents as the Noteholders may, in their sole discretion, deem appropriate, and the Noteholders may manage their extensions of credit without regard to any rights or interests that the Lender has in the Collateral or otherwise, except as otherwise expressly set forth in this Agreement. The Lender agrees that the Collateral Agent, the Trustee and the Noteholders shall not incur any liability as a result of a sale, lease, license, or other disposition of the Collateral, or any part thereof, pursuant to the Noteholder Documents conducted in accordance with mandatory provisions of applicable law. None of the Collateral Agent, the Trustee or any Noteholder shall have any duty to the Lender to act or refrain from acting in any manner which allows or results in the occurrence or continuance of an event of default or default under any agreement with any Credit Party regardless of any knowledge thereof which Collateral Agent or any Noteholder may have or be charged.

      Section 5.02 Modifications to Loan Documents and Noteholder Documents.

            (a) The Collateral Agent, on behalf of itself, the Trustee, and the Noteholders, hereby agrees that, without affecting the obligations of the Collateral Agent, the Trustee and the Noteholders hereunder, the Lender may, at any time and from time to time, in its sole discretion without the consent of or notice to the Collateral Agent, the Trustee or any Noteholder (except to the extent such notice or consent is required pursuant to the express provisions of this Agreement), and without incurring any liability to the Collateral Agent, the Trustee or any Noteholder or impairing or releasing the subordination provided for herein, amend, restate, supplement, replace, refinance, extend, consolidate, restructure, or otherwise modify any of the Loan Documents in any manner whatsoever, including, to

                  (i) change the manner, place, time, or terms of payment of, or renew or alter, all or any of the Loan Agreement Secured Obligations or otherwise amend, restate, supplement, or otherwise modify in any manner, or grant any waiver or release with respect to, all or any part of the Loan Agreement Secured Obligations or any of the Loan Documents,

                  (ii) retain or obtain a Lien on any property of any Person to secure any of the Loan Agreement Secured Obligations, and in that connection to enter into any additional Loan Documents; provided, however, that the Collateral Agent for its benefit, the Trustee and the Noteholders retains or obtains a Lien on such property of such Person to secure any of the Indenture Secured Obligations,

                  (iii) amend, or grant any waiver, compromise or release with respect to, or consent to any departure from, any guaranty or other obligations of any Person obligated in any manner under or in respect of the Loan Agreement Secured Obligations,

                  (iv) release its Lien on any Collateral or other property,

                  (v) exercise or refrain from exercising any rights against any
            Credit Party or any other Person in accordance with the terms of this Agreement and any applicable law,

                  (vi) retain or obtain the primary or secondary obligation of any other Person with respect to any of the Loan Agreement Secured Obligations, and

                  (vii) otherwise manage and supervise the Loan Agreement
            Secured Obligations as the Lender shall deem appropriate.

            (b) The Lender hereby agrees that, the Collateral Agent, on behalf of itself, the Trustee, and the Noteholders may, at any time and from time to time, in its sole discretion without the consent of or notice to the Lender (except to the extent such notice or consent is required pursuant to the express provisions of this Agreement), and without incurring any liability to the Lender amend, restate, supplement, replace, refinance, extend, consolidate, restructure, or otherwise modify the Noteholder Documents in any manner whatsoever; provided, however, that in no event shall the Collateral Agent, the Trustee, or any Noteholder (i) obtain a Lien on any assets of any Credit Party not subject to a Lien in favor of the Lender unless (A) the Lender also obtains a Lien on such assets or (B) the Lender declines in a writing to the Collateral Agent to obtain a Lien on such assets or (ii) increase the aggregate principal amount of the Notes to an amount in excess of Ninety Million Dollars ($90,000,000).

            (c) The Lender also agrees that Collateral Agent and the Noteholders shall have no liability (other than pursuant to the terms hereof and mandatory applicable Requirements of Law) to the Lender and, subject to the terms hereof and applicable law, the Lender hereby waives any claim against the Collateral Agent, the Trustee or any Noteholder, arising out of any and all actions which the Collateral Agent, the Trustee or Noteholders may take or permit or omit to take with respect to: (i) the Noteholders Documents, (ii) the collection of the Indenture Secured Obligations, (iii) the foreclosure upon, or sale, liquidation or other disposition of, the Collateral pursuant to this Agreement, or (iv) the release of any Lien in respect of any Collateral except for (x) claims for gross negligence or willful misconduct or (y) claims for breach of this Agreement. The Lender agrees that the Collateral Agent, the Noteholders, and the Trustee have no duty to them in respect of the maintenance or preservation of the Collateral, the Indenture Secured Obligations or otherwise other than as expressly set forth herein.

            (d) The Collateral Agent, on behalf of itself, the Trustee and the Noteholders, also agrees that the Lender shall have no liability (other than pursuant to the terms hereof and mandatory applicable law) to the Collateral Agent, the Trustee or any Noteholder, and, subject to the terms hereof and applicable law, the Collateral Agent, on behalf of itself, the Trustee and the Noteholders, hereby waives any claim against the Lender, arising out of any and all actions which the Lender may take or permit or omit to take with respect to:
(i) the Loan Documents, (ii) the collection of the Loan Agreement Secured Obligations, (iii) the foreclosure upon, or sale, liquidation or other disposition of, the Collateral pursuant to this Agreement, or (iv) the release of any Lien in respect of any Collateral except for (x) claims for gross negligence or willful misconduct or (ii) claims for breach of this Agreement. The Collateral Agent, on behalf of itself, the Trustee and the Noteholders, agrees that the Lender has no duty to them in respect of the maintenance or preservation of the Collateral, the Loan Agreement Secured Obligations or otherwise other than as expressly set forth herein.

      Section 5.03 Reinstatement and Continuation of Agreement. If the Lender on one hand, or the Collateral Agent, the Trustee or any Noteholder, on the other hand, is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of any Credit Party or any other Person any amount (a "Recovery"), then the Loan Agreement Secured Obligations and the Indenture Secured Obligations, as the case may be, shall be reinstated to the extent of such Recovery. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair, or otherwise affect the obligations of the parties hereto from such date of reinstatement. All rights, interests, agreements, and obligations of the Lender, the Lenders, the Collateral Agent, the Trustee, and the Noteholders under this Agreement shall remain in full force and effect and shall continue irrespective of the commencement of, or any discharge, confirmation, conversion, or dismissal of, any Insolvency or Liquidation Proceeding by or against any Credit Party or any other circumstance which otherwise might constitute a defense available to, or a discharge of, any Credit Party in respect of the Loan Documents. No priority or right of the Lender, the Collateral Agent, the Trustee or any Noteholder shall at any time be prejudiced or impaired in any way by any act or failure to act on the part of any Credit Party or by the noncompliance by any Person with the terms, provisions, or covenants of any Loan Document or Noteholder Document, as applicable, regardless of any knowledge thereof which the Lender, the Collateral Agent, the Trustee or any Noteholder may have.

      Section 5.04 Receipt of Payments. The Collateral Agent, the Trustee, or any Noteholder shall be permitted to receive payments on the Notes so long as
(a) such payments by any Credit Party are made in accordance with the terms of the Noteholder Documents and (b) such receipt of payments by the Collateral Agent, the Trustee or the Noteholders does not otherwise contravene this Agreement. The Lender shall be permitted to receive payments under the Loan Agreement and the Loan Documents so long as (a) such payments by any Credit Party are made in accordance with the terms of the Loan Agreement and the Loan Documents and (b) such receipt of payments by the Lender does not otherwise contravene this Agreement.

                                   ARTICLE VI

                             INSOLVENCY PROCEEDINGS

      Section 6.01 Enforceability. The provisions of this Agreement are intended to be and shall be enforceable under Section 510 of the Bankruptcy Code. The Lender and the Collateral Agent, on behalf of itself, the Trustee, and the Noteholders, each agrees that all distributions that the Lender, the Collateral Agent, the Trustee, or any Noteholder receives in any Insolvency or Liquidation Proceeding on account of the Collateral shall be held in trust by such Person and turned over to the Lender for application in accordance with this Agreement. To the extent that any amounts received by the Lender, the Collateral Agent, the Trustee, or any Noteholder are paid over in connection with this provision, the obligations owed by the Credit Parties to such Person will be deemed to be reinstated to the extent of the amounts so paid over.

      Section 6.02 Asset Sales. The Collateral Agent agrees, on behalf of itself, the Trustee, and the Noteholders, that it will not oppose any sale consented to by Lender of Lender First Priority Collateral or Pari Passu Collateral pursuant to Section 365(f) of Title 11 of the United States Code (or any similar provision in any other applicable Bankruptcy Law) so long as the proceeds of such sale are applied in accordance with this Agreement. The Lender agrees that it will not oppose any sale consented to by the Collateral Agent, the Trustee or the Noteholders of Collateral Agent First Priority Collateral or Pari Passu Collateral pursuant to Section 365(f) of Title 11 of the United States Code (or any similar provision in any other applicable Bankruptcy Law) so long as the proceeds of such sale are applied in accordance with this Agreement.

                                   ARTICLE VII

                                  MISCELLANEOUS

      Section 7.01 Rights of Subrogation. The Collateral Agent agrees that no payment or distribution to the Lender pursuant to the provisions of this Agreement shall entitle the Collateral Agent, the Trustee, or any Noteholder to exercise any rights of subrogation in respect thereof until the Discharge of the Loan Agreement Secured Obligations shall have occurred. Following the Discharge of the Loan Agreement Secured Obligations, the Lender agrees to execute such documents, agreements, and instruments as the Collateral Agent, the Trustee or any Noteholder may reasonably request to evidence the transfer by subrogation to any such Person of an interest in the Loan Agreement Secured Obligations resulting from payments or distributions to the Lender by such Person, so long as all costs and expenses (including all reasonable legal fees and disbursements) incurred in connection therewith by the Lender are paid by such Person upon request for payment thereof. The Lender agrees that no payment or distribution to the Collateral Agent pursuant to the provisions of this Agreement shall entitle the Lender to exercise any rights of subrogation in respect thereof until the Discharge of the Indenture Secured Obligations shall have occurred. Following the Discharge of the Indenture Secured Obligations, the Collateral Agent agrees to execute such documents, agreements, and instruments as the Lender may reasonably request to evidence the transfer by subrogation to any such Person of an interest in the Indenture Secured Obligations resulting from payments or distributions to the Collateral Agent by such Person, so long as all costs and expenses (including all reasonable legal fees and disbursements) incurred in connection therewith by the Collateral Agent are paid by such Person upon request for payment thereof.

      Section 7.02 Further Assurances. The parties hereto will, at the sole expense of the Credit Parties and at any time and from time to time, promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that either party may reasonably request, in order to protect any right or interest granted or purported to be granted hereby or to enable the Lender or the Collateral Agent to exercise and enforce its rights and remedies hereunder.

      Section 7.03 Representations. The Lender represents and warrants to the Collateral Agent that it has the requisite power and authority under the Loan Agreement to enter into, execute, deliver, and carry out the terms of this Agreement. The Collateral Agent represents and warrants to the Lender that it has the requisite power and authority under the Indenture to enter into, execute, deliver, and carry out the terms of this Agreement on behalf of itself, the Trustee, and the Noteholders.

      Section 7.04 Amendments. No amendment or waiver of any provision of this Agreement nor consent to any departure by any party hereto shall be effective unless it is in a written agreement executed by the Collateral Agent and the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

      Section 7.05 Addresses for Notices. All demands, notices and other communications provided for hereunder shall be in writing and, if to the Collateral Agent, mailed or sent by telecopy or delivered to it, addressed to it as follows:

            LaSalle Bank National Association
            135 S. LaSalle, Suite 1960
            Chicago, IL 60603
            Attn: Victoria Douyon, CCTS
            First Vice President

and if to the Lender, mailed, sent by telecopy or delivered to it, addressed to it as follows:

            Wells Fargo Foothill, Inc.
            One Boston Place
            18th Floor
            Boston, Massachusetts  02108
            Attention: Business Finance Manager

            Facsimile: (617) 523-1697

            With a copy to:

            Duane Morris LLP
            227 West Monroe Street
            Suite 3400
            Chicago, Illinois 60606
            Attention: Kenneth A. Latimer, Esq.

            Facsimile: (312) 499-6701

and if to Credit Party, sent by telecopy or delivered to it, addressed to it as follows:

            Viskase Companies, Inc.
            625 Willowbrook Center
            Willowbrook, Illinois 60527
            Attention: Chief Financial Officer

            Facsimile (630) 455-2155
            with a copy to:

            Jenner & Block LLP
            One IBM Plaza
            Chicago, Illinois 60611
            Attention: Elizabeth Davidson, Esq.

            Facsimile (312) 840-8743

or as to any party at such other address as shall be designated by such party in a written notice to the other parties complying as to delivery with the terms of this Section 7.05. All such demands, notices and other communications shall be effective, when mailed, two business days after deposit in the mails, postage prepaid, when sent by telecopy, when receipt is acknowledged by the receiving telecopy equipment (or at the opening of the next business day if receipt is after normal business hours), or when delivered, as the case may be, addressed as aforesaid.

      Section 7.06 No Waiver, Remedies. No failure on the part of any party hereto to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

      Section 7.07 Continuing Agreement, Transfer of Secured Obligations. This Agreement is a continuing agreement and shall (i) remain in full force and effect until the earlier of (A) Discharge of the Loan Agreement Secured Obligations shall have occurred and (B) the Discharge of the Indenture Secured Obligations shall have occurred, (ii) be binding upon the parties and their successors and assigns, and (iii) inure to the benefit of and be enforceable by the parties and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), the Lender, the Collateral Agent, the Trustee, or any Noteholder may assign or otherwise transfer all or any portion of the Loan Agreement Secured Obligations or the Indenture Secured Obligations, as applicable, to any other Person in the manner contemplated in the Loan Documents and the Noteholder Documents, and such other Person shall thereupon become vested with all the rights and obligations in respect thereof granted to the Lender, the Collateral Agent, the Trustee, or any Noteholder, as the case may be, herein or otherwise. Notwithstanding anything to the contrary in this Section, the initial Lender shall be the only party that may deliver a Lender Standstill Notice and the only party to whom a Collateral Agent Standstill Notice needs to be delivered unless (A) it shall have assigned all of its rights and obligations hereunder and in respect of all of the Loan Agreement Secured Obligations (and if then outstanding, the related commitments) or (B) an agent shall have been appointed by the Lender under the Loan Agreement, in which case such assignee or agent, as the case may be, shall then constitute the Lender for such purposes as well. The Lender shall send the Collateral Agent contemporaneous written notice of any such event contemplated in the immediately preceding sentence.

      Section 7.08 Governing Law: Entire Agreement. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Illinois except as otherwise preempted by applicable federal law. This Agreement constitutes the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes any prior agreements, written or oral, with respect thereto.

      Section 7.09 Counterparts. This Agreement maybe executed in any number of counterparts, and it is not necessary that the signatures of all Parties be contained on any one counterpart hereof, each counterpart will be deemed to be an original, and all together shall constitute one and the same document. A signed facsimile copy of this Agreement shall constitute an original for all purposes.

      Section 7.10 No Third Party Beneficiary. This Agreement is solely for the benefit of the parties hereto (and their permitted assignees). No other Person (including any Credit Party or any Subsidiary or Affiliate of any Credit Party) shall be deemed to be a third party beneficiary of this Agreement.

      Section 7.11 Headings. The headings of the articles and sections of this Agreement are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

      Section 7.12 Severability. If any of the provisions in this Agreement shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement and shall not invalidate the Lien Priority or any other priority set forth in this Agreement.

      Section 7.13 Collateral Agent Status. Nothing in this Agreement shall be construed to operate as a waiver by the Collateral Agent, with respect to any Credit Party or any of its Subsidiaries, the Trustee, or any Noteholder, of the benefit of any exculpatory rights, privileges, immunities, indemnities, or reliance rights contained in any Noteholder Document, all of which rights, privileges, immunities and indemnities, the parties hereto agree are incorporated by reference herein. For all purposes of this Agreement, the Collateral Agent may (a) rely in good faith, as to matters of fact, on any representation of fact believed by the Collateral Agent to be true (without any duty of investigation) and that is contained in a written certificate of any authorized representative of any Credit Party or of the Lender, and (b) assume in good faith (without any duty of investigation), and rely upon, the genuineness, due authority, validity, and accuracy of any certificate, instrument, notice, or other document believed by it in good faith to be genuine and presented by the proper person.

      Section 7.14 Lender Status. Nothing in this Agreement shall be construed to operate as a waiver by the Lender, with respect to any Credit Party or any subsidiary of any Credit Party, the Lender of the benefit of any exculpatory rights, privileges, immunities, indemnities, or reliance rights contained in any Loan Document, all of which rights, privileges, immunities and indemnities, the parties hereto agree are incorporated by reference herein. For all purposes of this Agreement, the Lender may (a) rely in good faith, as to matters of fact, on any representation of fact believed by the Lender to be true (without any duty of investigation) and that is contained in a written certificate of any authorized representative of any Credit Party or of the Collateral Agent, and
(b) assume
in good faith (without any duty of investigation), and rely upon, the genuineness, due authority, validity, and accuracy of any certificate, instrument, notice, or other document believed by it in good faith to be genuine and presented by the proper Person.

      Section 7.15 Acknowledgment. Each Credit Party hereby acknowledges that it has received a copy of this Agreement and consents thereto, and agrees to recognize all rights granted thereby to the Lender and the Collateral Agent and will not do any act or perform any obligation which is not in accordance with the agreements set forth in this Agreement. Each Credit Party further acknowledges and agrees that it is not an intended beneficiary or third party beneficiary under this Agreement.

      Section 7.16 VENUE; JURY TRIAL WAIVER.

            (a) THE PARTIES HERETO AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF COOK, STATE OF ILLINOIS; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE LENDER'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE THE LENDER ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH PARTY HERETO WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 7.16.

            (b) EACH PARTY HERETO HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY HERETO REPRESENTS THAT IT HAS REVIEWED THIS WAIVER AND IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

      Section 7.17 Conflicts. The Lender and Collateral Agent agree that as between themselves in the event of any actual, irreconcilable conflict between the terms and provisions of the Loan Documents and the Noteholder Documents, the terms and provisions of this Agreement shall control.

      Section 7.18 Intercreditor Agreement. This Agreement is the Intercreditor Agreement referred to in the Indenture and the Loan Agreement. If this Agreement or all or any portion of either party's rights or obligations hereunder are assigned or otherwise transferred to any other Person or if the Loan Agreement is otherwise refinanced or

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replaced with another Person, such other Person shall execute and deliver an agreement containing terms substantially identical to those contained in this Agreement.

                           [Signature page to follow.]

      IN WITNESS WHEREOF, the Lender, the Collateral Agent and each Credit Party has caused this Agreement to be duly executed and delivered as of the date first above written.

LENDER:                                          WELLS FARGO FOOTHILL, INC.,
                                                 a California corporation

                                                 By: /s/ Brent E. Shay
                                                     ---------------------------
                                                     Name: Brent E. Shay
                                                     Title: Vice President

COLLATERAL AGENT:                                LASALLE BANK NATIONAL
                                                 ASSOCIATION, in its capacity as
                                                 Collateral Agent

                                                 By: /s/ Victoria Y. Douyon
                                                     ---------------------------
                                                     Name: Victoria Y. Douyon
                                                     Title: First Vice President

BORROWER:                                        VISKASE COMPANIES, INC.,
                                                 a Delaware corporation

                                                 By: /s/ Gordon S. Donovan
                                                     ---------------------------
                                                     Name:
                                                     Title: